Exhibit 99.1


News                                General Motors
                                    Corporation           GM Communications
                                                          Detroit, Mich., USA
                                                          media.gm.com
       For Release: 1:45 p.m.
       ET
       February 1, 2008

            GM Reports 252,565 Deliveries in January, Up 2.1 Percent

o  Strong Retail Increase of 11.2 Percent Offsets Planned Fleet Reduction

o  Chevrolet, Buick, GMC, Cadillac and Saturn Total Sales Up

o Malibu Total Sales Up 58 Percent; CTS Up 95 Percent; Lacrosse Up 70 Percent; G6 Up 16 Percent

o  Small/Compact Car Total Sales Up 17 Percent Driven By Aveo, Cobalt and G5

o  Enclave, Acadia and OUTLOOK Drive Mid-Utility Crossover Segment Up
   134 Percent

DETROIT - GM dealers in the United States delivered 252,565 vehicles in January, an increase of 2.1 percent compared with the same month last year. The company continued its efforts to focus on improved retail sales, showing an increase of more than 11 percent.

Very strong retail sales of 186,187 vehicles were driven by a more than 31-percent surge in retail car sales. GM retail share in the U.S. has remained essentially stable for the past two and one-half years. Total truck sales of 148,191 were up more than 3 percent compared with a year ago.

"January's performance strongly indicates that, along with our great market position in trucks and crossovers, GM is back in the car business," said Mark LaNeve, vice president, GM North American Vehicle Sales, Service and Marketing. "Our new launch vehicles, including the award-winning Chevrolet Malibu and Cadillac CTS had a sensational month, as did the Chevrolet Cobalt, Pontiac G5 and G6, Saturn AURA, Buick Lacrosse and Cadillac STS. Overall, we've had year-over-year retail sales increases in four of the past five months."

MORE

Chevrolet Malibu retail sales were up 198 percent while total sales climbed 58 percent, compared with a year ago. Chevrolet retail car sales were up 62 percent compared with a year ago. Cadillac CTS deliveries were up 95 percent total and 104 percent retail compared to last January.

GM's fuel-efficient small cars saw substantial total and retail growth. Chevrolet Aveo total sales were up 40 percent, while retail sales were up 65 percent; Cobalt was up 33 percent total and 65 percent retail; Pontiac G5 was up 50 percent total and 71 percent retail, while Vibe was up 10 percent total and 58 percent retail when compared with January 2007.

The Buick Enclave, GMC Acadia and Saturn OUTLOOK together accounted for more than 12,200 retail vehicle sales in the month. The mid-utility crossover segment grew retail sales by 144 percent compared with year-ago January levels. Total sales of GM's mid-utility crossovers were up 134 percent to more than 12,600 vehicles compared with a year ago.

Small crossover utilities, led by the Saturn VUE, Chevrolet Equinox and Pontiac Torrent pushed up GM's total sales in that segment by 51 percent, while retail volume rose 38 percent compared with last year.

"Our retail increase helped move our mix of retail sales as a percentage of total sales up by 6 points," LaNeve added. "We are improving our quality of share while offering vehicles that have industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker." Chevrolet retail sales were up 13 percent, Pontiac was up 17 percent, Buick was up 13 percent, GMC was up 15 percent, Cadillac was up 11 percent and Saturn retail sales were up 5 percent compared with a year ago.

Certified Used Vehicles

January 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 37,669 vehicles, down 13 percent from last January.


MORE

GM Certified Used Vehicles, the industry's top-selling certified brand, posted January sales of 33,339 vehicles, down 11 percent. Cadillac Certified Pre-Owned Vehicles sold 3,226 vehicles, down 14 percent. Saturn Certified Pre-Owned Vehicles sold 546 vehicles, down 59 percent. Saab Certified Pre-Owned Vehicles sold 429 vehicles, down 19 percent, and HUMMER Certified Pre-Owned Vehicles sold 129 vehicles, up nearly 2 percent.

"January sales for GM Certified Used Vehicles were up 10 percent from the previous month, but down 11 percent from the brand's best January sales month ever in 2007," said LaNeve. "We're optimistic about growing sales in the first quarter as consumers opt for financing similar to new vehicles on some of our most popular models and as more highly equipped off-rent vehicles work their way into GM Certified inventory in coming months."

GM North America Reports January 2008 Production; 2008 First-Quarter Production Forecast Revised at 965,000 Vehicles

In January, GM North America produced 297,000 vehicles (106,000 cars and 191,000 trucks). This is down 16,000 units or 5 percent compared to January 2007 when the region produced 313,000 vehicles (135,000 cars and 178,000 trucks). (Production totals include joint venture production of 13,000 vehicles in January 2008 and 15,000 vehicles in January 2007.)

The region's 2008 first-quarter production forecast is revised at 965,000 vehicles (357,000 cars and 608,000 trucks), up 15,000 units or 2 percent from last month's guidance.


MORE

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 274,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly
9.37 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #


 Contacts:

 John McDonald (Sales)
 GM Sales & Marketing Communications
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com

 Pam Reese (Production)
 GM Manufacturing & Labor Communications
 248-753-2272 (office)
 586-246-8683 (mobile)
 pam.reese@gm.com

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                 January - January
                      ---------------------------------------------------------
 Curr S/D:   25                          % Chg                         %Chg
 Prev S/D:   25         2008     2007   per S/D     2008      2007    per S/D
-------------------------------------------------------------------------------
Vehicle Total         252,565   247,464    2.1    252,565   247,464     2.1
-------------------------------------------------------------------------------
Car Total             104,374   104,156    0.2    104,374   104,156     0.2
-------------------------------------------------------------------------------
Truck Total           148,191   143,308    3.4    148,191   143,308     3.4
-------------------------------------------------------------------------------
Light Truck Total     146,552   140,458    4.3    146,552   140,458     4.3
-------------------------------------------------------------------------------
Light Vehicle Total   250,926   244,614    2.6    250,926   244,614     2.6
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                               January                 January - January
                      ---------------------------------------------------------
                                         % Chg                          %Chg
                        2008     2007   per S/D     2008      2007    per S/D
-------------------------------------------------------------------------------
Buick                  12,749    12,013    6.1     12,749    12,013     6.1
Cadillac               14,792    13,740    7.7     14,792    13,740     7.7
Chevrolet             149,548   148,449    0.7    149,548   148,449     0.7
GMC                    32,270    28,488   13.3     32,270    28,488    13.3
HUMMER                  3,050     3,980  -23.4      3,050     3,980   -23.4
Other - Isuzu               0       667  ***.*          0       667   ***.*
Pontiac                23,025    24,060   -4.3     23,025    24,060    -4.3
Saab                    1,772     2,362  -25.0      1,772     2,362   -25.0
Saturn                 15,359    13,705   12.1     15,359    13,705    12.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    97,473    97,930   -0.5     97,473    97,930    -0.5
-------------------------------------------------------------------------------
Light Truck           146,552   140,458    4.3    146,552   140,458     4.3
-------------------------------------------------------------------------------

Twenty-five selling days for the January period this year and twenty-five for last year.


* Prior to Aug '07, includes American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective Aug '07, GM only includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2008
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 January               January - January
-------------------------------------------------------------------------------
                                           %Chg                         %Chg.
                           2008     2007  per S/D     2008     2007   per S/D
                        -------------------------------------------------------
      Selling Days (S/D)     25       25                25       25
-------------------------------------------------------------------------------
Century                       0        2   ***.*         0        2    ***.*
LaCrosse                  4,376    2,585    69.3     4,376    2,585     69.3
LeSabre                       0       24   ***.*         0       24    ***.*
Lucerne                   4,840    5,759   -16.0     4,840    5,759    -16.0
Park Avenue                   0        3   ***.*         0        3    ***.*
      Buick Total         9,216    8,373    10.1     9,216    8,373     10.1
-------------------------------------------------------------------------------
CTS                       5,534    2,843    94.7     5,534    2,843     94.7
DeVille                       0       10   ***.*         0       10    ***.*
DTS                       2,782    4,095   -32.1     2,782    4,095    -32.1
STS                       1,659    1,407    17.9     1,659    1,407     17.9
XLR                         118      122    -3.3       118      122     -3.3
      Cadillac Total     10,093    8,477    19.1    10,093    8,477     19.1
-------------------------------------------------------------------------------
Aveo                      5,314    3,789    40.2     5,314    3,789     40.2
Cavalier                      0        6   ***.*         0        6    ***.*
Classic                       0        1   ***.*         0        1    ***.*
Cobalt                   17,310   13,023    32.9    17,310   13,023     32.9
Corvette                  2,015    2,234    -9.8     2,015    2,234     -9.8
Impala                   17,544   25,275   -30.6    17,544   25,275    -30.6
Malibu                   14,541    9,209    57.9    14,541    9,209     57.9
Monte Carlo                 276    1,639   -83.2       276    1,639    -83.2
SSR                           2       54   -96.3         2       54    -96.3
      Chevrolet Total    57,002   55,230     3.2    57,002   55,230      3.2
-------------------------------------------------------------------------------
Bonneville                    0       25   ***.*         0       25    ***.*
G5                        1,970    1,312    50.2     1,970    1,312     50.2
G6                       13,942   11,998    16.2    13,942   11,998     16.2
Grand Am                      0       16   ***.*         0       16    ***.*
Grand Prix                1,399    5,344   -73.8     1,399    5,344    -73.8
GTO                           6      552   -98.9         6      552    -98.9
Solstice                    858      861    -0.3       858      861     -0.3
Sunfire                       0        3   ***.*         0        3    ***.*
Vibe                      2,338    2,130     9.8     2,338    2,130      9.8
      Pontiac Total      20,513   22,241    -7.8    20,513   22,241     -7.8
-------------------------------------------------------------------------------
9-2X                          0       35   ***.*         0       35    ***.*
9-3                       1,167    1,475   -20.9     1,167    1,475    -20.9
9-5                         199      375   -46.9       199      375    -46.9
      Saab Total          1,366    1,885   -27.5     1,366    1,885    -27.5
-------------------------------------------------------------------------------
Astra                       215        0   ***.*       215        0    ***.*
Aura                      5,308    4,102    29.4     5,308    4,102     29.4
ION                         175    3,150   -94.4       175    3,150    -94.4
Sky                         486      698   -30.4       486      698    -30.4
      Saturn Total        6,184    7,950   -22.2     6,184    7,950    -22.2
-------------------------------------------------------------------------------
      GM Total          104,374  104,156     0.2   104,374  104,156      0.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       97,473   97,930    -0.5    97,473   97,930     -0.5
-------------------------------------------------------------------------------
GM Import                 6,901    6,226    10.8     6,901    6,226     10.8
-------------------------------------------------------------------------------
      GM Total          104,374  104,156     0.2   104,374  104,156      0.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2008
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 January               January - January
-------------------------------------------------------------------------------
                                           %Chg                         %Chg.
                           2008     2007  per S/D     2008     2007   per S/D
                        -------------------------------------------------------
      Selling Days (S/D)     25       25                25       25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total               9,216    8,373    10.1     9,216    8,373     10.1
Cadillac Total           10,093    8,477    19.1    10,093    8,477     19.1
Chevrolet Total          51,688   51,441     0.5    51,688   51,441      0.5
Pontiac Total            20,507   21,689    -5.4    20,507   21,689     -5.4
Saturn Total              5,969    7,950   -24.9     5,969    7,950    -24.9
      GM North America
        Total*           97,473   97,930    -0.5    97,473   97,930     -0.5
-------------------------------------------------------------------------------
Chevrolet Total           5,314    3,789    40.2     5,314    3,789     40.2
Pontiac Total                 6      552   -98.9         6      552    -98.9
Saab Total                1,366    1,885   -27.5     1,366    1,885    -27.5
Saturn Total                215        0   ***.*       215        0    ***.*
      GM Import Total     6,901    6,226    10.8     6,901    6,226     10.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              12,749   12,013     6.1    12,749   12,013      6.1
Cadillac Total           14,792   13,740     7.7    14,792   13,740      7.7
Chevrolet Total         149,548  148,449     0.7   149,548  148,449      0.7
GMC Total                32,270   28,488    13.3    32,270   28,488     13.3
HUMMER Total              3,050    3,980   -23.4     3,050    3,980    -23.4
Other-Isuzu Total             0      667   ***.*         0      667    ***.*
Pontiac Total            23,025   24,060    -4.3    23,025   24,060     -4.3
Saab Total                1,772    2,362   -25.0     1,772    2,362    -25.0
Saturn Total             15,359   13,705    12.1    15,359   13,705     12.1
      GM Total          252,565  247,464     2.1   252,565  247,464      2.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2008
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 January               January - January
-------------------------------------------------------------------------------
                                           %Chg                         %Chg.
                           2008     2007  per S/D     2008     2007   per S/D
                        -------------------------------------------------------
      Selling Days (S/D)     25       25                25       25
-------------------------------------------------------------------------------
Enclave                   3,390        0   ***.*     3,390        0    ***.*
Rainier                      39      460   -91.5        39      460    -91.5
Rendezvous                    5    2,782   -99.8         5    2,782    -99.8
Terraza                      99      398   -75.1        99      398    -75.1
      Total Buick         3,533    3,640    -2.9     3,533    3,640     -2.9
-------------------------------------------------------------------------------
Escalade                  1,907    2,169   -12.1     1,907    2,169    -12.1
Escalade ESV                890    1,011   -12.0       890    1,011    -12.0
Escalade EXT                383      530   -27.7       383      530    -27.7
SRX                       1,519    1,553    -2.2     1,519    1,553     -2.2
      Total Cadillac      4,699    5,263   -10.7     4,699    5,263    -10.7
-------------------------------------------------------------------------------
Astro                         0       11   ***.*         0       11    ***.*
C/K Suburban(Chevy)       4,240    4,951   -14.4     4,240    4,951    -14.4
Chevy C/T Series              7       22   -68.2         7       22    -68.2
Chevy W Series              155      152     2.0       155      152      2.0
Colorado                  5,797    5,204    11.4     5,797    5,204     11.4
Equinox                   7,865    5,325    47.7     7,865    5,325     47.7
Express Cutaway/G Cut     1,218    1,019    19.5     1,218    1,019     19.5
Express Panel/G Van       4,179    4,459    -6.3     4,179    4,459     -6.3
Express/G Sportvan        1,154      786    46.8     1,154      786     46.8
HHR                       8,010    6,104    31.2     8,010    6,104     31.2
Kodiak 4/5 Series           567      675   -16.0       567      675    -16.0
Kodiak 6/7/8 Series         113      215   -47.4       113      215    -47.4
Tahoe                     7,350    8,360   -12.1     7,350    8,360    -12.1
TrailBlazer               8,379    9,368   -10.6     8,379    9,368    -10.6
Uplander                  4,309    3,888    10.8     4,309    3,888     10.8
Venture                       0        2   ***.*         0        2    ***.*
................................................................................
      Avalanche           3,081    4,285   -28.1     3,081    4,285    -28.1
      Silverado-C/K
        Pickup           36,122   38,393    -5.9    36,122   38,393     -5.9
Chevrolet Fullsize
  Pickups                39,203   42,678    -8.1    39,203   42,678     -8.1
................................................................................
      Chevrolet Total    92,546   93,219    -0.7    92,546   93,219     -0.7
-------------------------------------------------------------------------------
Acadia                    7,318    1,682   335.1     7,318    1,682    335.1
Canyon                    1,515    1,689   -10.3     1,515    1,689    -10.3
Envoy                     3,075    3,176    -3.2     3,075    3,176     -3.2
GMC C/T Series               17       18    -5.6        17       18     -5.6
GMC W Series                316      249    26.9       316      249     26.9
Safari (GMC)                  0       10   ***.*         0       10    ***.*
Savana Panel/G Classic      745      996   -25.2       745      996    -25.2
Savana Special/G Cut        461      390    18.2       461      390     18.2
Savana/Rally                114      104     9.6       114      104      9.6
Sierra                   13,200   13,147     0.4    13,200   13,147      0.4
Topkick 4/5 Series          263      434   -39.4       263      434    -39.4
Topkick 6/7/8 Series        201      418   -51.9       201      418    -51.9
Yukon                     3,009    3,713   -19.0     3,009    3,713    -19.0
Yukon XL                  2,036    2,462   -17.3     2,036    2,462    -17.3
      GMC Total          32,270   28,488    13.3    32,270   28,488     13.3
-------------------------------------------------------------------------------
HUMMER H1                     2       24   -91.7         2       24    -91.7
HUMMER H2                   748    1,069   -30.0       748    1,069    -30.0
HUMMER H3                 2,300    2,887   -20.3     2,300    2,887    -20.3
      HUMMER Total        3,050    3,980   -23.4     3,050    3,980    -23.4
-------------------------------------------------------------------------------
Other-Isuzu F Series          0      105   ***.*         0      105    ***.*
Other-Isuzu H Series          0        4   ***.*         0        4    ***.*
Other-Isuzu N Series          0      558   ***.*         0      558    ***.*
      Other-Isuzu Total       0      667   ***.*         0      667    ***.*
-------------------------------------------------------------------------------
Aztek                         0        6   ***.*         0        6    ***.*
Montana                       0        4   ***.*         0        4    ***.*
Montana SV6                   8      161   -95.0         8      161    -95.0
Torrent                   2,504    1,648    51.9     2,504    1,648     51.9
      Pontiac Total       2,512    1,819    38.1     2,512    1,819     38.1
-------------------------------------------------------------------------------
9-7X                        406      477   -14.9       406      477    -14.9
      Saab Total            406      477   -14.9       406      477    -14.9
-------------------------------------------------------------------------------
Outlook                   1,941      944   105.6     1,941      944    105.6
Relay                        42      139   -69.8        42      139    -69.8
VUE                       7,192    4,672    53.9     7,192    4,672     53.9
      Saturn Total        9,175    5,755    59.4     9,175    5,755     59.4
-------------------------------------------------------------------------------
      GM Total          148,191  143,308     3.4   148,191  143,308      3.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *      147,865  142,450     3.8   147,865  142,450      3.8
-------------------------------------------------------------------------------
GM Import                   326      858   -62.0       326      858    -62.0
-------------------------------------------------------------------------------
      GM Total          148,191  143,308     3.4   148,191  143,308      3.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *      146,552  140,458     4.3   146,552  140,458      4.3
-------------------------------------------------------------------------------
GM Import                     0        0   ***.*         0        0    ***.*
-------------------------------------------------------------------------------
      GM Total          146,552  140,458     4.3   146,552  140,458      4.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2008
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 January               January - January
-------------------------------------------------------------------------------
                                           %Chg                         %Chg.
                           2008     2007  per S/D     2008     2007   per S/D
                        -------------------------------------------------------
      Selling Days (S/D)     25       25                25       25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total               3,533    3,640    -2.9     3,533    3,640     -2.9
Cadillac Total            4,699    5,263   -10.7     4,699    5,263    -10.7
Chevrolet Total          92,466   93,108    -0.7    92,466   93,108     -0.7
GMC Total                32,024   28,275    13.3    32,024   28,275     13.3
HUMMER Total              3,050    3,980   -23.4     3,050    3,980    -23.4
Other-Isuzu Total             0      133   ***.*         0      133    ***.*
Pontiac Total             2,512    1,819    38.1     2,512    1,819     38.1
Saab Total                  406      477   -14.9       406      477    -14.9
Saturn Total              9,175    5,755    59.4     9,175    5,755     59.4
      GM North America
        Total*          147,865  142,450     3.8   147,865  142,450      3.8
-------------------------------------------------------------------------------
Chevrolet Total              80      111   -27.9        80      111    -27.9
GMC Total                   246      213    15.5       246      213     15.5
Other-Isuzu Total             0      534   ***.*         0      534    ***.*
      GM Import Total       326      858   -62.0       326      858    -62.0
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total               3,533    3,640    -2.9     3,533    3,640     -2.9
Cadillac Total            4,699    5,263   -10.7     4,699    5,263    -10.7
Chevrolet Total          91,704   92,155    -0.5    91,704   92,155     -0.5
GMC Total                31,473   27,369    15.0    31,473   27,369     15.0
HUMMER Total              3,050    3,980   -23.4     3,050    3,980    -23.4
Pontiac Total             2,512    1,819    38.1     2,512    1,819     38.1
Saab Total                  406      477   -14.9       406      477    -14.9
Saturn Total              9,175    5,755    59.4     9,175    5,755     59.4
      GM North America
        Total*          146,552  140,458     4.3   146,552  140,458      4.3
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total               3,533    3,640    -2.9     3,533    3,640     -2.9
Cadillac Total            4,699    5,263   -10.7     4,699    5,263    -10.7
Chevrolet Total          91,704   92,155    -0.5    91,704   92,155     -0.5
GMC Total                31,473   27,369    15.0    31,473   27,369     15.0
HUMMER Total              3,050    3,980   -23.4     3,050    3,980    -23.4
Pontiac Total             2,512    1,819    38.1     2,512    1,819     38.1
Saab Total                  406      477   -14.9       406      477    -14.9
Saturn Total              9,175    5,755    59.4     9,175    5,755     59.4
      GM Total          146,552  140,458     4.3   146,552  140,458     4.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 2/01/08



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2008 Q1 # *     357     608     965    492      249     604      2,310    13    43      335
O/(U) prior
forecast:@       13       2      15      8        0       0         23     0     0        0
              -----   -----   -----  -----      ---     ---      -----
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----   ---   ---
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----   ----     ----     ---      -----   ---   ---
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr. @      358     684   1,042    457      253     627      2,379    11    45      323
              -----   -----   -----  -----      ---   -----      -----   ---   ---    -----
    CY        1,526   2,741   4,267  1,828      960   2,231      9,285    49   161    1,126

   2008
1st Qtr. # *    357     608     965    492      249     604      2,310    13    43      335
              -----   -----  ------  -----      ---   -----      -----


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@   Numbers may vary due to rounding
#   Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.